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                          THE ENDEAVOR VARIABLE ANNUITY

                                    Issued by

                        AUSA Life Insurance Company, Inc.

                       Supplement Dated September 1, 2000
                                     to the
                          Prospectus dated May 1, 2000




Effective September 1, 2000, the WRL Janus Global subaccount is closed to new investors. This means the WRL Janus Global subaccount is not available to anyone who purchases a policy after September 1, 2000. This also means that if you purchased a policy before September 1, 2000, but did not have any policy value in the WRL Janus Global subaccount on September 1, 2000, then you cannot elect this investment option.

If you have policy value in the WRL Janus Global subaccount on September 1, 2000, you may do all of the following (subject to the terms and conditions contained in the Prospectus) as long as you maintain a balance in the WRL Janus Global subaccount:

         . allocate additional premium payments to the WRL Janus Global subaccount;
         .  transfer into or out of the WRL Janus Global subaccount;
         . withdraw amounts from the WRL Janus Global subaccount; and . maintain your current investment in the WRL Janus Global subaccount.


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Please Note:
         If at any time you transfer or withdraw all of your policy value from the WRL Janus Global subaccount, then you can no longer invest in the WRL Janus Global subaccount.

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                 This Prospectus Supplement must be accompanied
                              by the Prospectus for
                 The Endeavor Variable Annuity dated May 1, 2000